UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011

OncoSec Medical Incorporated

(Exact name of registrant as specified in its charter)

Nevada	000-54318	98-0573252
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4690 Executive Drive, Suite 250 San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 662-6732

8th Floor–200 South Virginia Street, Reno, NV

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

On May 18, 2011, OncoSec Medical Incorporated (the “Company”) entered into employment agreements with Punit Dhillon, the Company’s Chief Executive Officer and President, Michael Cross, the Company’s Chief Business Officer and Veronica Vallejo, the Company’s Controller.  Descriptions of the material terms of these employment agreements are set forth in Item 5.02 of this Current Report on Form 8-K and are incorporated herein by reference.  As previously reported in the Company’s Current Report on Form 8-K filed on March 14, 2011, Mr. Dhillon, Mr. Cross and Ms. Vallejo were appointed to these positions on March 10, 2011.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2011, the Company executed an Employment Agreement with Mr. Dhillon.  The Employment Agreement provides for the following, among other things: (a) a base annual salary of $240,000; (b) eligibility to receive an annual bonus at the discretion of the Board of Directors; (c) eligibility to participate in the Company’s stock incentive program at the discretion of the Board of Directors; (d) acceleration of vesting of any unvested stock options outstanding upon a change of control of the Company; (e) if Mr. Dhillon is terminated other than for cause, death or disability, or if he terminates his employment with the Company for good reason, Mr. Dhillon is entitled to receive (i) severance payments equal to 24 months of his base salary, (ii) a pro rata percentage of the annual bonus he had received the prior fiscal year and (iii) payment of health benefits for 24 months, conditioned on his execution of a release; and (f) if Mr. Dhillon’s employment is terminated for death or disability, he or his estate is entitled to receive a pro rata percentage of the annual bonus he had received for the prior fiscal year.  The Employment Agreement has an initial term of five years.

The term “good reason” is defined to mean termination by Mr. Dhillon following the occurrence of any of the following events without Mr. Dhillon’s consent: (a) Mr. Dhillon ceases to report to the Board of Directors, provided that such change in reporting relationship results in a material reduction in his authority, duties or responsibilities; or (b) any other material reduction in his duties, authority or responsibilities relative to those in effect immediately prior to the reduction.

On May 18, 2011, the Company executed an Employment Agreement with Mr. Cross.  The Employment Agreement with Mr. Cross provides for the following, among other things: (a) a base annual salary of $220,000; (b) eligibility to receive an annual bonus at the discretion of the Board of Directors; (c) eligibility to participate in the Company’s stock incentive program at the discretion of the Board of Directors; (d) acceleration of vesting of any unvested stock options outstanding upon a change of control of the Company; (e) if Mr. Cross is terminated other than for cause, death or disability, or if he terminates his employment with the Company for good reason, Mr. Cross is entitled to receive (i) severance payments equal to 12 months of his base salary, (ii) a pro rata percentage of the annual bonus he had received the prior fiscal year and (iii) payment of health benefits for 12 months, conditioned on his execution of a release; and (f) if Mr. Cross’s employment is terminated for death or disability, he or his estate is entitled to receive a pro rata percentage of the annual bonus he had received for the prior fiscal year.   Under the Employment Agreement, Mr. Cross may perform his duties from his current location in Ontario, Canada for 12 months following the effective date of the Employment Agreement.  If the Company satisfies certain financial conditions as of April 30, 2012 (as provided in the Company’s Form 10-Q for the quarter ending April 30, 2012), Mr. Cross must relocate to the Company’s headquarters in San Diego, California.  The Company and Mr. Cross will negotiate the terms of such relocation at that time. The Employment Agreement has an initial term of five years.

The term “good reason” is defined to mean termination by Mr. Cross following the occurrence of any of the following events without Mr. Cross’s consent: (a) Mr. Cross ceases to report to the Chief Executive Officer or the Board of Directors, provided that such change in reporting relationship results in a material reduction in his authority, duties or responsibilities; (b) any other material reduction in his duties, authority or responsibilities relative to those in effect immediately prior to the reduction; or (c) following Mr. Cross’s relocation to San Diego, California, the relocation of Mr. Cross’s place of employment more than 50 miles from the Company’s current location in San Diego, California.

On May 18, 2011, the Company executed an Employment Agreement with Ms. Vallejo.  The Employment Agreement provides for the following, among other things: (a) a base annual salary of $140,000; (b) eligibility to receive an annual bonus at the discretion of the Board of Directors; (c) eligibility to participate in the Company’s stock incentive program at the discretion of the Board of Directors; (d) acceleration of vesting of any unvested stock options outstanding upon a change of control of the Company; (e) if Ms. Vallejo is terminated other than for cause, death or disability, or if she terminates her employment with the Company for good reason, she is entitled to receive (i) severance payments equal to six months of her base salary, (ii) a pro rata percentage of the annual bonus she had received the prior fiscal year and (iii) payment of health benefits for six months, conditioned on her execution of a release; and (f) if Ms. Vallejo’s employment is terminated for death or disability, she or her estate is entitled to receive a pro rata percentage of the annual bonus she had received for the prior fiscal year.  The Employment Agreement has an initial term of five years.

The term “good reason” is defined to mean termination by Ms Vallejo following the occurrence of any of the following events without Ms Vallejo’s consent: (a) Ms Vallejo ceases to report directly to the President and Chief Executive Officer or the Board of Directors, provided that such change in reporting relationship results in a material reduction in her authority, duties or responsibilities; or (b) any other material reduction in her duties, authority or responsibilities relative to those in effect immediately prior to the reduction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOSEC MEDICAL INCORPORATED

Date:	May 20, 2011	By:	/s/ Punit Dhillon
Punit Dhillon
President & Chief Executive Officer